UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934.


                            DYNAMIC ASSOCIATES, INC.
             (Exact name of registrant as specified in its charter)

          NEVADA                     33-55254-03              87-0473323
(State or other jurisdiction   (Commission File Number)    (IRS Employer
    of incorporation)                                     Identification No.)

7373 North Scottsdale Road, Suite B-150
       Scottsdale, Arizona                            85253
(Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code: (602) 483-8700

                                 AMENDMENT NO. 1

     The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its CURRENT REPORT on Form 8-K dated May 4, 1996 as set forth in the pages attached hereto:

     Audited financial statements as of December 31, 1995 and 1994 for P & H Laboratories.

     Pro forma information as of December 31, 1995 and 1994 and March 31, 1996 and 1995.

     Share purchase agreement with P & H Laboratories dated February 28, 1996.

     Memorandum of Agreement dated April 23, 1996 finalized May 4, 1996.

                                    Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Dynamic Associates, Inc.



Date:  July 15, 1996
                                        Logan B. Anderson, Secretary/Treasurer

                                    CONTENTS


                                                                         Page

INDEPENDENT AUDITOR'S REPORT                                              1

FINANCIAL STATEMENTS

   Balance Sheet
   As of December 31, 1995                                              2-3

   Statements of Income and Retained Earnings
   For the Years Ended
   December 31, 1995 and 1994                                             4

   Statements of Cash Flows
   For the Years Ended
   December 31, 1995 and 1994                                           5-6

   Notes to Financial Statements
   As of December 31, 1995                                             7-13

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
P & H Laboratories
Simi Valley, California

Members of the Board:

     We have audited the accompanying balance sheet of P & H Laboratories as of December 31, 1995, and the related statements of income and retained earnings, and cash flows for the years ended December 31, 1995 and 1994. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above presently fairly, in all material respects, the financial position of P & H Laboratories as of December 31, 1995 and the results of its operations and its cash flows for the years ended December 31, 1995 and 1994, in conformity with generally accepted accounting principles.



/S/ Singer Lewak Greenbaum & Goldstein LLP
Los Angeles, California
March 21, 1996

                               P & H LABORATORIES
                                  BALANCE SHEET
                             As of December 31, 1995


                                     ASSETS
                                    (Note 4)

CURRENT ASSETS
    Cash and cash equivalents (Note 3)                                                           $        178,867
    Short-term commercial paper                                                                           329,157
    Accounts receivable, net of allowance for
       doubtful accounts of $20,000                                                                       810,825
    Inventories (Note 2)                                                                                  588,803
    Accounts receivable - officer (Note 8)                                                                 30,300
    Prepaid expenses and other current assets                                                               4,523
    Deferred income tax (Notes 2 and 9)                                                                    53,000
                                                                                                 ----------------

         TOTAL CURRENT ASSETS                                                                           1,995,475
                                                                                                 ----------------
MACHINERY AND EQUIPMENT (Note 2)
    Machinery and equipment                                                                             1,350,501
    Furniture and fixtures                                                                                198,460
                                                                                                 ----------------
                                                                                                        1,548,961

    Less accumulated depreciation                                                                      (1,392,330)
                                                                                                 ----------------
       NET MACHINERY AND EQUIPMENT                                                                        156,631
                                                                                                 ----------------
MACHINERY UNDER CAPITAL LEASES (Note 2)
    Equipment                                                                                              59,315
    Less accumulated amortization                                                                         (45,239)
                                                                                                 ----------------
       NET MACHINERY UNDER CAPITAL LEASES                                                                  14,076
                                                                                                 ----------------
OTHER ASSETS
    Deposits                                                                                               21,315
                                                                                                 ----------------
       TOTAL ASSETS                                                                              $      2,187,497
                                                                                                 ================

The accompanying notes are an integral part of these financial statements.

                      LIABILITIES AND STOCKHOLDERS' EQUITY



CURRENT LIABILITIES
    Accounts payable and accrued expenses                                                        $        203,039
    Income taxes payable (Notes 2 and 9)                                                                  128,205
    Current portion of long-term debt (Note 4)                                                             77,304
    Current portion of capital lease obligation                                                               519
                                                                                                 ----------------

         TOTAL CURRENT LIABILITIES                                                                        409,067

LONG-TERM DEBT, Net of current portion (Note 4)                                                           173,652

DEFERRED INCOME TAX (Notes 2 and 9)                                                                        54,000
                                                                                                 ----------------

         TOTAL LIABILITIES                                                                                636,719

COMMITMENT (Note 6)

STOCKHOLDERS' EQUITY
    Common stock, $.10 par value;
       5,000,000 shares authorized,
       275,000 shares issued and outstanding                                                               27,500
    Additional paid-in capital                                                                             22,500
    Retained earnings                                                                                   1,500,778
                                                                                                 ----------------

         TOTAL STOCKHOLDERS' EQUITY                                                                     1,550,778
                                                                                                 ----------------
         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                              $      2,187,497
                                                                                                 ================

The accompanying notes are an integral part of these financial statements.

                               P & H LABORATORIES
                   STATEMENTS OF INCOME AND RETAINED EARNINGS
                 For the Years Ended December 31, 1995 and 1994


                                                               1995              % of             1994              % of
                                                               Amount           Net Sales         Amount           Net Sales

NET SALES (Note 5)                                          $   3,723,013             100.0%   $   3,448,251             100.0%

COST OF GOODS SOLD                                              2,370,168              63.7        2,674,240              77.6
                                                            -------------    --------------    -------------     -------------

     GROSS PROFIT                                               1,352,845              36.3          774,011              22.4

SELLING, GENERAL, AND ADMINISTRATIVE
      EXPENSES                                                    845,254              22.7          681,212              19.7
                                                            -------------    --------------    -------------     -------------

INCOME FROM OPERATIONS                                            507,591              13.6           92,799               2.7
                                                            -------------    --------------    -------------     -------------

OTHER INCOME (EXPENSE)
     Interest income                                               24,310               0.7           11,325               0.3
     Interest expense                                             (23,132)             (0.6)         (23,500)             (0.7)
     (Loss) on disposal of machinery
         and equipment                                                  -                 -           (1,032)                -
                                                            -------------    --------------    -------------     -------------

         TOTAL OTHER INCOME (EXPENSE)                               1,178               0.1          (13,207)             (0.4)
                                                            -------------    --------------    -------------     -------------

INCOME BEFORE PROVISION FOR (BENEFIT
     FROM) INCOME TAXES AND EXTRA-
     ORDINARY ITEM                                                508,769              13.7           79,592               2.3
                                                            -------------    --------------    -------------     -------------

PROVISION FOR (BENEFIT FROM) INCOME
     TAXES (Notes 2 and 9)
     Current                                                      151,000               4.1           30,368               0.9
     Deferred                                                      50,000               1.3          (35,000)             (1.0)
                                                            -------------    --------------    -------------     -------------

         TOTAL PROVISION FOR (BENEFIT
           FROM) INCOME TAXES                                     201,000               5.4           (4,632)             (0.1)
                                                            -------------    --------------    -------------     -------------

INCOME BEFORE EXTRAORDINARY ITEM                                  307,769               8.3           84,224               2.4

EXTRAORDINARY ITEM - Earthquake damage,
     net of income tax effect of $8,200 (Note 10)                       -                 -          (31,098)             (0.9)
                                                            -------------    --------------    -------------     -------------

         NET INCOME                                               307,769               8.3%          53,126               1.5%
                                                                             ==============                      =============

RETAINED EARNINGS - Beginning of Year                           1,193,009                          1,139,883
                                                            -------------                      -------------

RETAINED EARNINGS - End of Year                             $   1,500,778                      $   1,193,009
                                                            =============                      =============

The accompanying notes are an integral part of these financial statements.

                                                                               4

                               P & H LABORATORIES
                            STATEMENTS OF CASH FLOWS
                 For the Years Ended December 31, 1995 and 1994



                                                                                                 1995                  1994
                                                                                           -----------------     -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
     Cash received from customers                                                          $       3,548,323     $       3,182,996
     Cash paid to suppliers and employees                                                         (3,187,747)           (3,122,639)
     Interest income received                                                                         24,310                11,325
     Interest expense paid                                                                           (22,101)              (23,616)
     Income taxes received                                                                             7,292                 7,100
     Income taxes paid                                                                               (46,460)               (3,650)
                                                                                           -----------------     -----------------

         NET CASH PROVIDED BY OPERATING ACTIVITIES                                                   323,617                51,516
                                                                                           -----------------     -----------------

CASH FLOWS (USED IN) INVESTING ACTIVITIES
     Purchase of machinery and equipment                                                             (10,370)              (45,947)
                                                                                           -----------------     -----------------

CASH FLOWS FROM FINANCING ACTIVITIES
     (Decrease) Increase in book overdraft                                                            (8,905)                8,905
     Principal payments on long-term debt                                                            (71,650)              (38,884)
     Borrowings on long-term debt                                                                     81,700                15,000
     Principal payments on capital lease obligation                                                   (9,189)              (11,394)
                                                                                           -----------------     -----------------

         NET CASH (USED IN) FINANCING ACTIVITIES                                                      (8,044)              (26,373)
                                                                                           -----------------     -----------------

              NET INCREASE (DECREASE) IN CASH AND CASH
                  EQUIVALENTS DURING YEAR                                                            305,203               (20,804)

CASH AND CASH EQUIVALENTS - Beginning of Year                                                        202,821               223,625
                                                                                           -----------------     -----------------

CASH AND CASH EQUIVALENTS - End of Year                                                    $         508,024     $         202,821
                                                                                           =================     =================


The accompanying notes are an integral part of these financial statements.

                               P & H LABORATORIES
                      STATEMENTS OF CASH FLOWS (Continued)
                 For the Years Ended December 31, 1995 and 1994



                                                                                                 1995                  1994
                                                                                           -----------------     -----------------
RECONCILIATION OF NET INCOME TO NET CASH PROVIDED
     BY OPERATING ACTIVITIES
         Net income                                                                        $         307,769     $          53,126
         Adjustments to reconcile net income to net cash provided by operating activities:
                  Depreciation and amortization                                                       48,905                89,105
                  Bad debt expense                                                                     9,428                28,643
                  Deferred income tax                                                                 50,000               (35,000)
                  Loss on disposal of machinery and equipment                                              -                 1,032
                  Net book value of assets lost in earthquake                                              -                 3,257
         (Increase) Decrease in:
                  Accounts receivable                                                                (59,038)             (183,518)
                  Inventories                                                                        (40,931)              416,745
                  Prepaid expenses and other current assets                                           (1,393)               10,339
                  Insurance receivable                                                                63,001               (63,001)
                  Other assets:                                                                       10,320                     -
         (Decrease) Increase in:
                  Accounts payable and accrued expenses                                              (60,624)              (54,040)
                  Customer refund payable                                                           (115,652)             (106,512)
                  Accrued rent - stockholder                                                               -               (28,000)
                  Deferred revenue                                                                         -               (95,380)
                  Income tax payable                                                                 111,832                14,720
                                                                                           -----------------     -----------------

                      NET CASH PROVIDED BY OPERATING ACTIVITIES                            $         323,617     $          51,516
                                                                                           =================     =================




The accompanying notes are an integral part of these financial statements.

                               P & H LABORATORIES
                          NOTES TO FINANCIAL STATEMENTS
                             As of December 31, 1995





NOTE 1 - BUSINESS ACTIVITY

     The Company is a California corporation that manufactures highly technologically advanced microwave components and subsystems for the communications and aerospace industries. The Company grants credit to its customers, substantially all of whom are located in the United States.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market. At December 31, 1995, inventories were comprised of the following:

        Raw materials                        $         218,232
        Work in process                                370,571
                                             -----------------

                                             $         588,803
                                             =================
         Machinery and Equipment

     Machinery and equipment are stated at cost. The Company provides for depreciation and amortization using straight-line and accelerated methods over the estimated useful lives of the principal classes of property, as follows:

       Machinery and equipment              8 years
       Furniture and fixtures               8 years

         Machinery Under Capital Leases

     The Company leases equipment under non-cancelable leases that are classified as capital leases. The leased equipment has been capitalized, and the related obligations have been recorded at the fair value of the asset at the inception of the lease. The leased equipment is amortized using the accelerated method over a period of eight years, and interest expense is recognized over the term of the lease. Amortization expense of $4,692 and $6,256 for the years ended December 31, 1995 and 1994, respectively, related to assets under capital leases are included with other depreciation.

                               P & H LABORATORIES
                          NOTES TO FINANCIAL STATEMENTS
                             As of December 31, 1995





NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Warranty Costs

     The Company provides, by a current charge to income, an amount it estimates will be needed to cover future warranty obligations for products sold during the year. The accrued liability for warranty costs is included in "Accounts payable and accrued expenses" in the accompanying balance sheet.

        Income Taxes

     Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will not be realized. The valuation allowance at December 31, 1995 was zero. During the year ended December 31, 1994, the valuation allowance decreased by $15,000. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. As of December 31, 1995, temporary differences arose primarily from differences in the timing of recognizing expenses for financial reporting and income tax purposes. Such differences include depreciation, bad debt allowances, and various accrued operating expenses.

        Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

                               P & H LABORATORIES
                          NOTES TO FINANCIAL STATEMENTS
                             As of December 31, 1995





NOTE 3 - CASH AND CASH EQUIVALENTS

     For  purpose  of  reporting   cash  flows,   the  Company   considers   all
highly-liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

     The Company maintains its cash balances in two banks located in Southern California. The balances at each bank are insured by the Federal Deposit Insurance Corporation up to $100,000. As of December 31, 1995, the uninsured portion of the balances held at these banks aggregated to $129,654.

NOTE 4 - LONG-TERM DEBT

 Notes payable - S.B.A.  Payable in monthly  installments  of $4,675,  including interest at 4% through August 1996. Commencing September 1996, monthly payments including interest will be $892. Debt matures in June 2003 and is guaranteed by the Company's president/stockholder. These notes are
     subordinated to the bank note.                          $          98,394

 Note payable - bank. Payable in monthly  installments of
     $3,317 plus interest at prime plus 1% per annum and
     secured by accounts receivable, other rights to
     payment, general intangibles, inventory, and
     equipment.  Debt matures in December 1999.                        152,562
                                                             -----------------

                                                                       250,956
 Less current portion                                                   77,304
                                                             -----------------
                                                             $         173,652
                                                             =================

                               P & H LABORATORIES
                          NOTES TO FINANCIAL STATEMENTS
                             As of December 31, 1995





NOTE 4 - LONG-TERM DEBT (Continued)

             Scheduled maturities of these obligations are as follows:
                  Year ending December 31,
                      1996                        $          77,000
                      1997                                   48,000
                      1998                                   49,000
                      1999                                   42,000
                      2000                                   10,000
                  Thereafter                                 25,000
                                                  -----------------
                                                  $         251,000
                                                  =================
NOTE 5 - MAJOR CUSTOMERS

     During the years ended December 31, 1995 and 1994, sales to three customers represented 21.7%, 19.4% and 16.3% of total sales, and sales to two customers represented 24.1% and 14.8% of total sales, respectively. As of December 31, 1995, accounts receivable from these three customers totaled $495,000.

NOTE 6 - COMMITMENT

         Operating Lease

     The Company leases its facility from the principal stockholder under an operating lease that requires minimum monthly payments of $15,164. The term of the lease is for two years and two months. The lease, which expires on February 28, 1998, specifies that the Company is obligated to pay real property taxes, insurance, and utility bills.

                               P & H LABORATORIES
                          NOTES TO FINANCIAL STATEMENTS
                             As of December 31, 1995





NOTE 6 - COMMITMENT (Continued)

         Future minimum lease payments are as follows:
                  Year ending December 31,
                      1996                   $         182,000
                      1997                             182,000
                      1998                              30,000
                                             -----------------

                                             $         394,000
                                             =================

     Rent expense for the years ended December 31, 1995 and 1994 was $194,096 and $181,968, respectively.

NOTE 7 - 401(K) SAVINGS PLAN

     Employees of the Company may participate in a 401(K) savings plan whereby they may elect to make contributions pursuant to a salary reduction agreement upon meeting the age and length-of-service requirements. Matching contributions by the Company are discretionary. No matching contributions were made for the years ended December 31, 1995 and 1994.


NOTE 8 - RELATED PARTY TRANSACTIONS

     The receivable from the officer/stockholder is non-interest bearing and is due when certain documentation is received from a government agency.

                               P & H LABORATORIES
                          NOTES TO FINANCIAL STATEMENTS
                             As of December 31, 1995





NOTE 9 - INCOME TAXES

     A reconciliation of the provision for income tax expense with the expected income tax computed by applying the federal statutory income tax rate to income before provision for income taxes is as follows:

                                                         December 31,
                                               --------------------------------
                                                   1995                1994
                                               ----------            ----------
          Income tax computed at
           federal statutory  tax rate              34.0%                15.0%
          State taxes (net of federal
           benefit)                                  5.5                  7.9
          Reduction of valuation
           allowance                                  -                 (30.6)
          Other                                       -                   2.0
                                        ----------------      ---------------
                                                    39.5%                (5.7)%
                                        ================      ===============

     Significant components of the Company's deferred tax liabilities and assets for income taxes consist of the following:

      Current deferred tax assets
           Allowance for doubtful accounts               $           8,000
           Capitalized inventory cost for tax                       23,000
           Vacation accrual                                         14,000
           State income tax                                          8,000
                                                         -----------------

      Net deferred current tax assets                    $          53,000
                                                         =================

      Long-term deferred tax liabilities
           Difference in fixed assets                    $          54,000
                                                         =================

     There was no net change in the valuation allowance for the year ended December 31, 1995. The valuation allowance decreased by $15,000 during the year ended December 31, 1994.

                               P & H LABORATORIES
                          NOTES TO FINANCIAL STATEMENTS
                             As of December 31, 1995





NOTE 10 - EXTRAORDINARY ITEM

     On January 17, 1994, the Company incurred significant damage to its leased facility, inventories, and equipment due to an earthquake. The earthquake rendered the facility uninhabitable and forced the Company to relocate its operations. Approximately $329,000 was incurred for additional rent for a temporary facility, labor directly related to the earthquake, damaged equipment, and equipment repairs. Of this loss, approximately $290,000 was covered by insurance. The loss was $31,098, net of a $8,200 income tax benefit.

NOTE 11 - RESTATEMENT

     Previously issued financial statements have been restated as a result of a $123,425 reduction in the December 31, 1994 inventory and a $10,000 warranty reserve accrual as of December 31, 1993. The restatement of the 1994 results is partially offset by a related reduction in income tax expense of $49,000.

NOTE 12 - SUBSEQUENT EVENT

     On February 28, 1996, the shareholders of the Company entered into an agreement to sell 50% of all the issued and outstanding common stock of the Company to Dynamic Associates, Inc. for $7.27 per share, or $1,000,000. Subject to Dynamic's completion of the purchase of 50% of the Company's issued and outstanding common stock, the shareholders shall grant to Dynamic the sole and exclusive option for a period of two years from closing, to purchase an additional 50% of the issued and outstanding common stock of the Company at and for a price of $7.27 per share.

                                    CONTENTS

                                                                          PAGE

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
     BALANCE SHEETS.....................................................  F-1

UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
     STATEMENTS OF OPERATIONS..........................................   F-5

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
     CONDENSED FINANCIAL STATEMENTS.....................................  F-9

                     DYNAMIC ASSOCIATES, INC. AND SUBSIDIARY
                          (A Development Stage Company)
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                                  BALANCE SHEET
                                 March 31, 1996

                                                                                      Pro Forma      Consolidated
                                                   Dynamic           P & H           Adjustments       Pro Forma
ASSETS
   CURRENT ASSETS
      Cash                                     $       417,219  $    342,848  (1) $     1,000,000  $       760,067
                                                                              (2)      (1,000,000)
      Marketable securities                                -0-       194,405                  -0-          194,405
      Accounts receivable                                  -0-       611,718                  -0-          611,718
      Loans receivable - related parties               207,000        30,300                  -0-          237,300
      Accrued interest                                  11,743           -0-                  -0-           11,743
      Option                                            30,000           -0-                  -0-           30,000
      Inventory                                            -0-       738,074                  -0-          738,074
      Prepaid expense                                      -0-        10,326                  -0-           10,326
      Deferred tax benefit                                 -0-        53,000                  -0-           53,000
                                               ---------------  ------------      ---------------  ---------------

                       TOTAL CURRENT ASSETS            665,962     1,980,671                  -0-        2,646,633

   EQUIPMENT                                            88,546       183,794                  -0-          272,340

   OTHER ASSETS
      Note receivable                                   92,953           -0-                  -0-           92,953
      Deposits                                             -0-        21,315                  -0-           21,315
      Organization costs                                 1,060           -0-                  -0-            1,060
                                               ---------------  ------------      ---------------  ---------------
                                                        94,103        21,315                  -0-          115,328
                                               ---------------  ------------      ---------------  ---------------

                                               $       848,521  $  2,185,780      $           -0-  $     3,034,301
                                               ===============  ============      ===============  ===============



See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                     DYNAMIC ASSOCIATES, INC. AND SUBSIDIARY
                          (A Development Stage Company)
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                            BALANCE SHEET (Continued)
                                 March 31, 1996
                                                                                      Pro Forma      Consolidated
                                                   Dynamic           P & H           Adjustments       Pro Forma
LIABILITIES & EQUITY
   CURRENT LIABILITIES
      Accounts payable                         $       195,246  $    180,226      $           -0-  $       375,472
      Accrued expenses                                  40,738       108,599                  -0-          149,337
      Bridge loan                                      220,000           -0-                  -0-          220,000
      Current portion of long-term debt                    -0-        81,938                  -0-           81,938
      Income taxes payable                                 800        20,400                  -0-           21,200
                                               ---------------  ------------      ---------------  ---------------

                  TOTAL CURRENT LIABILITIES            456,784       391,163                  -0-          847,947

   LONG-TERM DEBT                                          -0-       150,979                  -0-          150,979

   DEFERRED INCOME TAXES                                   -0-        54,000                  -0-           54,000
                                               ---------------  ------------      ---------------  ---------------

                          TOTAL LIABILITIES            456,784       596,142                  -0-        1,052,926

   Minority interest in subsidiary                         -0-           -0-  (3)         794,819          794,819

   STOCKHOLDERS' EQUITY Common stock $.001 par value:
         Authorized - 25,000,000 shares
         Issued and outstanding 7,012,500
             shares                                      7,013        27,500  (1)             500            7,513
                                                                              (3)         (27,500)
         Additional paid-in capital                  1,334,987        22,500  (1)         999,500        1,359,487
                                                                              (2)      (1,000,000)
                                                                              (3)        (767,319)
                                                                              (4)         769,819
         Earnings (deficit) accumulated
             during the development stage             (950,263)    1,539,638  (4)        (769,819)        (180,444)
                                               ---------------  ------------      ---------------  ---------------

                 TOTAL STOCKHOLDERS' EQUITY            391,737     1,589,638             (794,819)       1,186,556
                                               ---------------  ------------      ---------------  ---------------

                                               $       848,521  $  2,185,780      $           -0-  $     3,034,301
                                               ===============  ============      ===============  ===============


See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                     DYNAMIC ASSOCIATES, INC. AND SUBSIDIARY
                          (A Development Stage Company)
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                                  BALANCE SHEET
                                December 31, 1995
                                                                                      Pro Forma      Consolidated
                                                   Dynamic           P & H           Adjustments       Pro Forma
ASSETS
   CURRENT ASSETS
      Cash                                     $       780,976  $    178,867  (1) $     1,000,000  $       959,843
                                                                              (2)      (1,000,000)
      Short-term commercial paper                          -0-       329,157                               329,157
      Marketable securities                                -0-           -0-                  -0-              -0-
      Accounts receivable                                  -0-       810,825                  -0-          810,825
      Loans receivable - related parties               212,000        30,300                  -0-          242,300
      Accrued interest                                   4,202           -0-                  -0-            4,202
      Option                                            30,000           -0-                  -0-           30,000
      Inventory                                            -0-       588,803                  -0-          588,803
      Prepaid expense                                      -0-         4,523                  -0-            4,523
      Deferred tax benefit                                 -0-        53,000                  -0-           53,000
                                               ---------------  ------------      ---------------  ---------------

                       TOTAL CURRENT ASSETS          1,027,178     1,995,475                  -0-        3,022,653

   EQUIPMENT                                             7,050       170,707                  -0-          177,757

   OTHER ASSETS
      Deposits                                             -0-        21,315                  -0-           21,315
      Organization costs                                 1,120           -0-                  -0-            1,120
                                               ---------------  ------------      ---------------  ---------------
                                                         1,120        21,315                  -0-           22,435
                                               ---------------  ------------      ---------------  ---------------

                                               $     1,035,348  $  2,187,497      $           -0-  $     3,222,845
                                               ===============  ============      ===============  ===============

See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.


                     DYNAMIC ASSOCIATES, INC. AND SUBSIDIARY
                          (A Development Stage Company)
                        UNAUDITED CONSOLIDATED CONDENSED
                            BALANCE SHEET (Continued)
                                December 31, 1995

                                                                                      Pro Forma      Consolidated
                                                   Dynamic           P & H           Adjustments       Pro Forma
LIABILITIES & EQUITY
   CURRENT LIABILITIES
      Accounts payable and accrued
         expenses                              $       117,215  $    203,039      $           -0-  $       320,254
      Bridge loan                                      220,000           -0-                  -0-          220,000
      Current portion of long-term debt                    -0-        77,823                  -0-           77,823
      Income taxes payable                               1,600       128,205                  -0-          129,805
                                               ---------------  ------------      ---------------  ---------------

                  TOTAL CURRENT LIABILITIES            338,815       409,067                  -0-          747,882

   LONG-TERM DEBT                                          -0-       173,652                  -0-          173,652

   DEFERRED INCOME TAXES                                   -0-        54,000                  -0-           54,000
                                               ---------------  ------------      ---------------  ---------------

                          TOTAL LIABILITIES            338,815       636,719                  -0-          975,534

   Minority interest in subsidiary                         -0-           -0-  (3)         775,389          775,389

   STOCKHOLDERS' EQUITY
      Common stock $.001 par value:
      Authorized - 25,000,000 shares
      Issued and outstanding 7,000,000
         shares                                          7,000        27,500  (1)             500            7,500
                                                                              (3)         (27,500)
      Additional paid-in capital                     1,310,000        22,500  (1)         999,500        1,334,500
                                                                              (2)      (1,000,000)
                                                                              (3)        (747,889)
                                                                              (4)         750,389
      Earnings (deficit) accumulated
         during the development stage                 (620,467)    1,500,778  (4)        (750,389)         129,922
                                               ---------------  ------------      ---------------  ---------------

                 TOTAL STOCKHOLDERS' EQUITY            696,533     1,550,778             (775,389)       1,471,922
                                               ---------------  ------------      ---------------  ---------------

                                               $     1,035,348  $  2,187,497      $           -0-  $     3,222,845
                                               ===============  ============      ===============  ===============



See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                     DYNAMIC ASSOCIATES, INC. AND SUBSIDIARY
                          (A Development Stage Company)
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                             STATEMENT OF OPERATIONS
                        Three Months ended March 31, 1996
                                                                                      Pro Forma      Consolidated
                                                   Dynamic            P & H          Adjustments       Pro Forma
Net Sales                                      $           -0-  $        713,828  $           -0-  $       713,828
Cost of sales                                              -0-           500,825              -0-          500,825
                                               ---------------  ----------------  ---------------  ---------------

                               GROSS PROFIT                -0-           213,003              -0-          213,003

Selling and general and administrative
   expenses                                            221,709           154,625              -0-          376,334
Research and development                               107,538               -0-              -0-          107,538
                                               ---------------  ----------------  ---------------  ---------------
                                                       329,247           154,625              -0-          483,872
                                               ---------------  ----------------  ---------------  ---------------

                NET OPERATING INCOME (LOSS)           (329,247)           58,378              -0-         (270,869)

OTHER INCOME (EXPENSE)
   Interest income                                       9,121             5,977              -0-           15,098
   Interest expense                                     (9,670)           (5,095)             -0-          (14,765)
                                               ---------------  ----------------  ---------------  ---------------
                                                          (549)              882              -0-              333
                                               ---------------  ----------------  ---------------  ---------------

                          NET INCOME (LOSS)
                    BEFORE INCOME TAXES AND
                          MINORITY INTEREST           (329,796)           59,260              -0-         (270,536)

INCOME TAX EXPENSE                                         -0-            20,400              -0-           20,400
                                               ---------------  ----------------  ---------------  ---------------

                          NET INCOME (LOSS)
                   BEFORE MINORITY INTEREST           (329,796)           38,860              -0-         (290,936)

MINORITY INTEREST                                          -0-               -0-          (19,430)         (19,430)
                                               ---------------  ----------------  ---------------  ---------------

                          NET INCOME (LOSS)    $      (329,796) $         38,860  $       (19,430) $      (310,366)
                                               ===============  ================  ===============  ===============

Net income (loss) per weighted
   average share                               $          (.05) $            .14                   $          (.04)
                                               ===============  ================                   ===============

Weighted average number of common
   shares used to compute net income
   (loss) per weighted average share                 7,000,687           275,000                         7,500,687
                                               ===============  ================                   ===============


See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.


                     DYNAMIC ASSOCIATES, INC. AND SUBSIDIARY
                          (A Development Stage Company)
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                             STATEMENT OF OPERATIONS
                          Year ended December 31, 1995
                                                                                      Pro Forma      Consolidated
                                                   Dynamic            P & H          Adjustments       Pro Forma
Net Sales                                      $           -0-  $      3,723,013  $           -0-  $     3,723,013
Cost of sales                                              -0-         2,370,168              -0-        2,370,168
                                               ---------------  ----------------  ---------------  ---------------

                               GROSS PROFIT                -0-         1,352,845              -0-        1,352,845

Selling and general and administrative
   expenses                                            562,273           845,254              -0-        1,407,527
Bad debts                                               58,380               -0-              -0-           58,380
                                               ---------------  ----------------  ---------------  ---------------
                                                       620,653           845,254              -0-        1,465,907
                                               ---------------  ----------------  ---------------  ---------------

                NET OPERATING INCOME (LOSS)           (620,653)          507,591              -0-         (113,062)

OTHER INCOME (EXPENSE)
   Interest income                                       4,233            24,310              -0-           28,543
   Interest expense                                     (1,447)          (23,132)             -0-          (24,579)
                                               ---------------  ----------------  ---------------  ---------------
                                                         2,786             1,178              -0-            3,964
                                               ---------------  ----------------  ---------------  ---------------

                          NET INCOME (LOSS)
                    BEFORE INCOME TAXES AND
                          MINORITY INTEREST           (617,867)          508,769              -0-         (109,098)

INCOME TAX EXPENSE                                       1,600           201,000              -0-          202,600
                                               ---------------  ----------------  ---------------  ---------------

                          NET INCOME (LOSS)
                   BEFORE MINORITY INTEREST           (619,467)          307,769              -0-         (311,698)

MINORITY INTEREST                                          -0-               -0-         (153,885)        (153,885)
                                               ---------------  ----------------  ---------------  ---------------

                          NET INCOME (LOSS)    $      (619,467) $        307,769  $      (153,885) $      (465,583)
                                               ===============  ================  ===============  ===============

Net income (loss) per weighted
   average share                               $          (.29) $           1.12                   $          (.18)
                                               ===============  ================                   ===============

Weighted average number of common
   shares used to compute net income
   (loss) per weighted average share                 2,141,213           275,000                         2,641,213
                                               ===============  ================                   ===============



See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                     DYNAMIC ASSOCIATES, INC. AND SUBSIDIARY
                          (A Development Stage Company)
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                             STATEMENT OF OPERATIONS
                        Three Months ended March 31, 1995
                                                                                      Pro Forma      Consolidated
                                                   Dynamic            P & H          Adjustments       Pro Forma
Net Sales                                      $           -0-  $        881,102  $           -0-  $       881,102
Cost of sales                                              -0-           660,825              -0-          660,825
                                               ---------------  ----------------  ---------------  ---------------

                               GROSS PROFIT                -0-           220,277              -0-          220,277

Selling and general and administrative
   expenses                                                -0-           195,644              -0-          195,644
                                               ---------------  ----------------  ---------------  ---------------
                                                           -0-           195,644              -0-          195,644
                                               ---------------  ----------------  ---------------  ---------------

                NET OPERATING INCOME (LOSS)                -0-            24,633              -0-           24,633

OTHER INCOME (EXPENSE)
   Interest income                                         -0-             2,980              -0-            2,980
   Interest expense                                        -0-            (5,139)             -0-           (5,139)
   Miscellaneous income                                    -0-            63,001              -0-           63,001
   Miscellaneous expense                                   -0-            (3,415)             -0-           (3,415)
                                               ---------------  ----------------  ---------------  ---------------
                                                           -0-            57,427              -0-           57,427
                                               ---------------  ----------------  ---------------  ---------------

                          NET INCOME (LOSS)
                    BEFORE INCOME TAXES AND
                          MINORITY INTEREST                -0-            82,060              -0-           82,060

INCOME TAX EXPENSE                                         -0-            34,200              -0-           34,200
                                               ---------------  ----------------  ---------------  ---------------

                          NET INCOME (LOSS)
                   BEFORE MINORITY INTEREST                -0-            47,860              -0-           47,860

MINORITY INTEREST                                          -0-               -0-          (23,930)         (23,930)
                                               ---------------  ----------------  ---------------  ---------------

                          NET INCOME (LOSS)    $           -0-  $         47,860  $       (23,930) $        23,930
                                               ===============  ================  ===============  ===============

Net income (loss) per weighted
   average share                               $           .00  $            .17                   $           .02
                                               ===============  ================                   ===============

Weighted average number of common
   shares used to compute net income
   (loss) per weighted average share                 1,000,000           275,000                         1,500,000
                                               ===============  ================                   ===============



See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                     DYNAMIC ASSOCIATES, INC. AND SUBSIDIARY
                          (A Development Stage Company)
                   UNAUDITED PRO FORMA CONSOLIDATED CONDENSED
                             STATEMENT OF OPERATIONS
                          Year ended December 31, 1994
                                                                                      Pro Forma      Consolidated
                                                   Dynamic            P & H          Adjustments       Pro Forma
Net Sales                                      $           -0-  $      3,448,251  $           -0-  $     3,448,251
Cost of sales                                              -0-         2,674,240              -0-        2,674,240
                                               ---------------  ----------------  ---------------  ---------------

                               GROSS PROFIT                -0-           774,011              -0-          774,011

Selling and general and administrative
   expenses                                                -0-           681,212              -0-          681,212
                                               ---------------  ----------------  ---------------  ---------------
                                                           -0-           681,212              -0-          681,212
                                               ---------------  ----------------  ---------------  ---------------

                NET OPERATING INCOME (LOSS)                -0-            92,799              -0-           92,799

OTHER INCOME (EXPENSE)
   Interest income                                         -0-            11,325              -0-           11,325
   Interest expense                                        -0-           (23,500)             -0-          (23,500)
   Loss on disposal of equipment                           -0-            (1,032)             -0-           (1,032)
                                               ---------------  ----------------  ---------------  ---------------
                                                           -0-           (13,207)             -0-          (13,207)
                                               ---------------  ----------------  ---------------  ---------------
                   NET INCOME (LOSS) BEFORE
                INCOME TAXES, EXTRAORDINARY
                ITEM, AND MINORITY INTEREST                -0-            79,592              -0-           79,592

INCOME TAX EXPENSE (BENEFIT)                               -0-            (4,632)             -0-           (4,632)
                                               ---------------  ----------------  ---------------  ---------------

                          NET INCOME BEFORE
                     EXTRAORDINARY ITEM AND
                          MINORITY INTEREST                -0-            84,224              -0-           84,224

EXTRAORDINARY ITEM
   Earthquake damage, net of income tax
      effect of $8,200                                     -0-           (31,098)             -0-          (31,098)
                                               ---------------  ----------------  ---------------  ---------------

                          NET INCOME (LOSS)
                   BEFORE MINORITY INTEREST                -0-            53,126              -0-           53,126

MINORITY INTEREST                                          -0-               -0-          (26,563)         (26,563)
                                               ---------------  ----------------  ---------------  ---------------

                          NET INCOME (LOSS)    $           -0-  $         53,126  $       (26,563) $        26,563
                                               ===============  ================  ===============  ===============

Net income (loss) per weighted
   average share - operations                  $           .00  $            .34                   $           .06
Net loss per weighted average
   share - extraordinary                                   .00              (.11)                             (.02)
                                               ---------------  ----------------                   ---------------

Net income per weighted average share          $           .00  $            .19                   $           .02
                                               ===============  ================                   ===============

Weighted average number of common
   shares used to compute net income
   (loss) per weighted average share                 1,000,000           275,000                         1,500,000
                                               ===============  ================                   ===============

See Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

                     DYNAMIC ASSOCIATES, INC. AND SUBSIDIARY
                          (A Development Stage Company)
                    NOTES TO UNAUDITED PRO FORMA CONSOLIDATED
                         CONDENSED FINANCIAL STATEMENTS


     The preceding pro forma consolidated condensed balance sheets have been derived from the balance sheets of the Company and P&H Laboratories ("P&H") at March 31, 1996 and December 31, 1995. The balance sheets assume that the Company acquired 50% of the outstanding stock of P&H on January 1, 1995.

(1)  Reflects the sale of 500,000 shares of common stock for $1,000,000 cash.

(2) Reflects $1,000,000 cash paid to acquire 50% of the outstanding stock of P&H.

(3) Reflects the recording of the minority interest in P&H and the elimination of P&H's common stock

(4) Reflects cumulative adjustment to retained earnings reflecting minority interest share of retained earnings.

     The preceding pro forma consolidated condensed statements of operations have been derived from the statements of operations of the Company and P&H as of March 31, 1996 and 1995 and December 31, 1995 and 1994, and assumes the companies were consolidated as of the beginning of each period presented. The Company had no operations for the three months ended March 31, 1995 or the year ended December 31, 1994. Therefore, the consolidated statements of operations for these periods are that of P&H only.

     The Company and P&H are not allowed to file consolidated income tax returns because P&H is only a 50% owned subsidiary. Therefore, no adjustments have been made to the following accounts: deferred tax benefit, income taxes payable, and income tax expense.

                            SHARE PURCHASE AGREEMENT

THIS AGREEMENT is made as of the 28th day of February, 1996.


AMONG:

      HAROLD & PHYLLIS SALTZMAN, TRUSTEES FOR THE HAROLD
      AND PHYLLIS SALTZMAN TRUST of                         as to 250,000
      shares, DELBERT JONES  of                              as to 6,250 shares,
      WILLIAM FISCH of                            as to 6,250 shares,  BETTY M.
      BOGUCKI AS CUSTODIAN FOR THE CHILDREN OF BETTY M.
      AND RAYMOND BOGUCKI as to 2,500, and BETTY M. AND
      RAYMOND BOGUCKI of                                as to 10,000 shares

      (hereinafter called the "Vendors")

                                                  OF THE FIRST PART

AND:

      DYNAMIC ASSOCIATES, INC., of 6609 N. Scottsdale Road, Suite 201
      Phoenix, Arizona   85250

      (hereinafter called the "Purchaser")

                                                   OF THE SECOND PART

AND:
P & H Laboratories, Inc., of 4496 Runway Street, Simi Valley, California   93062
      ------------------------

      (hereinafter called the "Company")

                                                             OF THE THIRD PART


WHEREAS:

     A. The Purchaser has offered to purchase 50% all of the issued and outstanding shares of the Company;

     B. The Vendors have each severally agreed to sell 50% of the issued and outstanding shares of the Company to the Purchaser held by each such Vendor on the terms and conditions set forth herein;

     C. In order to record the terms and conditions of the agreement among them the parties wish to enter into this agreement;


     NOW THEREFORE THIS AGREEMENT WITNESSES that in consideration of the foregoing and of the sum of $1.00 paid by the Purchaser to each of the Vendors and to the Company, the receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:

receipt of which is hereby acknowledged, the parties hereto agree each with the other as follows:


1.       INTERPRETATION

1.1 Where used herein or in any amendments or Schedules hereto, the following terms shall have the following meanings:

     (a) "Accountants" means Singer, Lewak, Greenbaum & Goldstein, Certified Public Accountants;

     (b)  "Business" means the business in which the Company is engaged, namely:

          (i) the production of microwave ferrite and filter components and assemblys;

          (ii) machine shop fabricating for short-run manufacturing prototype work and large volume runs;

          (iii) engineering of microwave components and assemblys

          (iv) any other enterprise that is directly related to the foregoing;

     (c) "Closing Date" means the fifth business day following execution of this Agreement or such other date as may be mutually agreed upon by the parties hereto;

     (d) "Company Financial Statements" means the Balance Sheet of the Company as at October 31, 1995, audited by the Accountants attached hereto as Schedule "A";

     (e) "Company Shares" means the 275,000 common shares in the capital of the Company held by the Vendors, being all of the issued and outstanding shares of the Company;

     (f) "Investing Shareholders" means the following of the Vendors: Delbert Jones, William Fisch, Betty M. Bogucki as Custodian for the Children of Betty M. and Raymond Bogucki and Betty M. and Raymond Bogucki

     (g) "Principal Shareholders" means Harold & Phyllis Saltzman, Trustees for the Harold and Phyllis Saltzman Trust;

1.2 All dollar amounts referred to in this agreement are in U.S. funds, unless expressly stated otherwise.

1.3  The following schedules are attached to and form part of this agreement:

         Schedule A - Company Financial Statements
         Schedule B - Employment, Service & Pension Agreements
                              of the Company
         Schedule C - Real Property & Leases of the Company
         Schedule D - Encumbrances on the Company's Assets

         Schedule E - Company Litigation
         Schedule F - Registered Trademarks, Trade Names &
                              Patents of the Company
         Schedule G - Arbitration Rules


2.                PURCHASE OF SHARES

2.1 The Vendors each hereby covenant and agree to sell, assign and transfer to the Purchaser, and the Purchaser covenants and agrees to purchase from each of the Vendors 50% of the Company Shares held by each Vendor being a total of 137,500 shares.

2.2 As consideration for the sale of the Company Shares, the Purchaser shall pay to the Vendors $7.27 per share for a total purchase price of $1,000,000 of which the Vendors acknowledge receipt of $30,000 and the balance of $970,000 shall be payable at closing.


2A                OPTION

2A.1 Subject to the  Purchaser  completing  the Purchase of 50% of the Company's shares, the Vendors, and each of them, shall grant to the Purchaser the sole and exclusive option, for a period of two years from closing (the "Option Period") to Purchase an additional 50% of the issued and outstanding shares of the Company at and for a price of $7.27 per share as follows:

Vendor                           No. of     Exercise    Total Exercise
                                 Shares     Price       Price
Harold & Phyllis                125,000     $7.27       $     908,750
Saltzman, Trustees for the
Harold and Phyllis
Saltzman Trust
Delbert Jones                     3,125     $7.27              23,000
William Fisch                     3,125     $7.27              20,000
Betty M. Bogucki as               1,250     $7.27               9,000
Custodian for the
Children of Betty M. and
Raymond Bogucki
Raymond & Betty                    5,000    $7.27              36,350
Bogucki
Total                            137,502    $7.27         $ 1,000,000

     The Option may be exercised by the Purchaser at any time during the Option Period by providing notice to each of the Vendors. Upon receipt of the Notice as aforesaid, each of the Vendors shall deliver to the Purchaser share certificates representing the number of shares purchased against payment in cash by the Purchaser of the appropriate exercise price.

2A.2 Subject to and without  prejudice or waiver of all statutory  rights of the
     Vendors to seek dissolution of the Company under the California Corporations Code, in the event that the Purchaser shall not exercise the Option during the Option Period, then at any time for a period of two years following the expiry of the Option Period each of the Vendors may, by notice in writing to the Purchaser (the "Offer"), offer to sell all of their shares of the Company to the Purchaser at a price determined by the Vendors (the "Offer Price"). Within sixty days following the receipt of the Offer the Purchaser shall elect, by notice in writing to the Vendor, whether or not to accept the Offer. In the event that the Purchaser shall fail to accept the Offer, then the Vendors shall be bound to purchase from the Purchaser and the Purchaser shall be bound to sell to the Vendors such number of shares as shall be set out in the Offer at the Offer Price.


3.                COVENANTS, REPRESENTATIONS AND WARRANTIES
                  OF THE PRINCIPAL SHAREHOLDERS AND THE COMPANY

     The Principal Shareholders and the Company jointly and severally covenant with and represent and warrant to the Purchaser as follows, and acknowledge that the Purchaser is relying upon such covenants, representations and warranties in connection with the purchase by the Purchaser of the Company Shares:

3.1 The Company has been duly incorporated and organized, is validly existing and is in good standing under the laws of California; it has the corporate power to own or lease its property and to carry on the Business; it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary; and it has or will have on the Closing Date all necessary licenses, permits, authorizations and consents to operate its Business.

3.2 The authorized capital of the Company consists of 5,000,000 shares, of which 275,000 of such shares have been duly issued and are outstanding as fully paid and non- assessable.

3.3 The Company Shares owned by the Principal Shareholders being 250,000 shares are owned by them as the beneficial and recorded owner with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, pledges, encumbrances and demands whatsoever.

3.4 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Principal Shareholders of any of the Company Shares held by him.

3.5 No person, firm or corporation has any agreement or option, including convertible securities, warrants or convertible obligations of any nature, or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase, subscription, allotment or issuance of any of the unissued shares in the capital of the Company or of any securities of the Company.

3.6 The Company does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations and will not prior to the Closing Date acquire, or agree to acquire, any subsidiary or business without the prior written consent of the Purchaser.

3.7 The Company will not, without the prior written consent of the Purchaser, issue any additional shares from and after the date hereof to the Closing Date or create any options, warrants or rights for any person to subscribe for or acquire any unissued shares in the capital of the Company.

3.8 To the best of their knowledge, information and belief, the Company is not a party to or bound by any agreement or guarantee, warranty, indemnification, assumption or endorsement or any other like commitment of the obligations, liabilities (contingent or otherwise) or indebtedness of any other person, firm or corporation. The foregoing does not apply to warranties or indemnities to customers with respect to the Company's products or services.

3.9 To the best of their knowledge, information and belief, and in reliance of the Financial Statements the books and records of the Company fairly and correctly set out and disclose in all material respects, in accordance with generally accepted accounting principles, the financial position of the Company as at the date hereof, and all material financial transactions of the Company relating to the Business have been accurately recorded in such books and records.

3.10 The Company Financial Statements present fairly in all material respects the assets, liabilities (whether accrued, absolute, contingent or otherwise) and the financial condition of the Company as at the date thereof and there will not be, prior to the Closing Date, any material increase in such liabilities other than in the ordinary course of the Company's business.

3.11

     (a) To the best of their knowledge information and belief, the entering into of this agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Company or of any indenture, instrument or agreement, written or to the best of their knowledge, information and belief oral, to which the Company or the Principal Shareholders may be a party;

     (b) The entering into of this agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge, information and belief of the Company and the Principal Shareholders, result in the violation of any law or regulation of the United States of America or of any states in which they are resident or in which the Business is or at the Closing Date will be carried on or of any municipal bylaw or ordinance to which the Company or the Business may be subject;

     (c)  This  agreement  has  been  duly  authorized,   validly  executed  and
          delivered by the Company and the Principal Shareholders.

3.12 The Business has been carried on in the ordinary and normal course by the Company since the date of the Company Financial Statements and will be carried on by the Company in the ordinary and normal course after the date hereof and up to the Closing Date.

3.13 No capital expenditures in excess of $50,000 have been made or authorized by the Company since the date of the Company Financial Statements and no capital expenditures in excess of $50,000 will be made or authorized by the Company after the date hereof and up to the Closing Date without the prior written consent of the Purchaser, which consent will not be unreasonably withheld.

3.14 Except as disclosed in the Schedules hereto, the Company is not a party to any written or, to the best of their knowledge, information and belief, oral employment, service or pension agreement, and the Company does not have any employees who cannot be dismissed on not more than one months notice without further liability.

3.15 Except as disclosed in the Schedules hereto, the Company does not have outstanding any bonds, debentures, mortgages, notes or other indebtedness, and the Company is not under any agreement to create or issue any bonds, debentures, mortgages, notes or other indebtedness.

3.16 Except as disclosed in the Schedules hereto, the Company is not the owner, lessee or under any agreement to own or lease any real property.

3.17 Except as disclosed in the Schedules hereto, the Company owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, all those assets described in the balance sheet included in the Company Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever or howsoever arising.

3.18 The Company has its property insured against loss or damage by all insurable hazards other than earthquakes or risks on a replacement cost basis and such insurance coverage will be continued in full force and effect to and including the Closing Date; to the best of the knowledge, information and belief of the Company and the Principal Shareholders, the Company is not in default with respect to any of the provisions contained in any such insurance policy and has not failed to give any notice or present any claim under any such insurance policy in due and timely fashion.

3.19 Except  as  disclosed  herein  the  Company  does not have any  outstanding material agreements (including employment agreements) contracts or commitment, whether written or to the best of their knowledge, information and belief oral, of any nature or kind whatsoever, except:

     (a) agreements, contracts and commitments in the ordinary course of business;

     (b)  service contracts on office and manufacturing equipment;

     (c) the employment, services and pension agreements described in the Schedules hereto; and

     (d)  the lease described in the Schedules hereto.

3.20 To the best of their knowledge, information and belief, except as provided in the Schedules hereto, there are no actions, suits or proceedings
     (whether or not purportedly on behalf of the Company), pending or threatened against or affecting the Company or affecting the Business, at law or in equity, or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign and neither the Company nor the Principal Shareholders are aware of any existing ground on which any such action, suit or proceeding might be commenced with any reasonable likelihood of success.

3.21 To the best of their knowledge, information and belief, the Company is not in material default or breach of any contracts, agreements, written or oral, indentures or other instruments to which it is a party and there exists no state of facts which after notice or lapse of time or both which would constitute such a default or breach, and all such contracts, agreements, indentures or other instruments are now in good standing and the Company is entitled to all benefits thereunder.

3.22 To the best of the knowledge, information and belief of the Company and the Principal Shareholders, the conduct of the Business does not infringe upon the patents, trade marks, trade names or copyrights, domestic or foreign, of any other person, firm or corporation.


3.23 To the best of the knowledge information and belief of the Company and the Principal Shareholders, the Company is conducting and will conduct through Closing the Business in compliance with all applicable laws, rules and regulations of each jurisdiction in which the Business is or will be carried on, the Company is not in material breach of any such laws, rules or regulations and is or will be on the Closing Date fully licensed, registered or qualified in each jurisdiction in which the Company owns or leases property or carries on or proposes to carry on the Business to enable the Business to be carried on as now conducted and its property and assets to be owned, leased and operated, and all such licenses, registrations and qualifications are or will be on the Closing Date valid and subsisting and in good standing and that none of the same contains or will contain any provision, condition or limitation which has or may have a materially adverse effect on the operation of the Business.


3.24 Except as reflected in the Schedules, the Company has no loans or indebtedness outstanding which have been made to directors, former directors, officers, shareholders and employees of the Company or to any person or corporation not dealing at arm's length with any of the foregoing.

3.25 The Company has made to the best of their knowledge information and belief full disclosure to the Purchaser of all aspects of the Business and has made all of its books and records available to the representatives of the Purchaser in order to assist the Purchaser in the performance of its due diligence searches and no material facts in relation to the Business have been concealed by the Company or the Principal Shareholders.

3.26 To the best of their knowledge, information and belief, there are no material liabilities of the Company of any kind whatsoever, whether or not accrued and whether or not determined or determinable, in respect of which the Company or the Purchaser may become liable on or after the consummation of the transaction contemplated by this agreement, other than liabilities which may be reflected on the Company Financial Statements, liabilities disclosed or referred to in this agreement or in the Schedules attached hereto, or liabilities incurred in the ordinary course or business and attributable to the period since the date of the Company Financial Statements, none of which has been materially adverse to the nature of the Business, results of operations, assets, financial condition or manner of conducting the Business.

3.27 The Articles, bylaws and other constating documents of the Company in effect with the appropriate corporate authorities as at the date of this agreement will remain in full force and effect without any changes thereto as at the Closing Date.

3.28 The directors and officers of the Company are as follows:

         Name                     Position

         Harold Saltzman          President & Director
         William Fischer          Director
         Ray Bogucki              Director
         Ed Kaftal                Director
         Phylis Saltzman          Secretary

3.29 No claim shall be made by the Purchaser against the Company or the Principal Shareholders as a result of any misrepresentation or as a result of the breach of any covenant or warranty contained in this Agreement unless the aggregate loss or damage to the Purchaser exceeds $50,000 and such claim is made within 12 months of closing.

3.30 As used in the Agreement, the phrase "to the best of their knowledge, information and belief" or words of like import, shall mean that Harold Saltzman, on behalf of the Principal Shareholders and the Company, has no actual facts or actual knowledge (as opposed to imputed, inquiry or constructive knowledge) to materially dispute the facts or matters asserted by the representation or warranty. Harold Saltzman and the Principal Shareholders shall have no duty of investigation with respect to any representation or warranty made "to the best of their knowledge, information and belief", or words of like import, and shall not be charged with "constructive knowledge", inquiry knowledge, "imputed knowledge" or "deemed knowledge".

3.31 Notwithstanding any provision herein to the contrary, the representations and warranties made hereunder by the Principal Shareholders, the Company and the Investing Shareholders are intended solely for the benefit of the Purchaser and many not be relied upon by any other person, entity or third party, including, without limitation, third party investors, lenders, advisors, brokers, promoters, or successors-in-interest to the Company Shares being acquired by Purchaser.

4.   COVENANTS, REPRESENTATIONS AND WARRANTIES
     OF THE INVESTING SHAREHOLDERS

The Investing Shareholders severally covenant with and represent and warrant to the Purchaser as follows, and acknowledge that the Purchaser is relying upon such covenants, representations and warranties in connection with the purchase by the Purchaser of the Company Shares:

4.1 The Company Shares owned by each of the Investing Shareholders are owned by them as the beneficial and recorded owners with a good and marketable title thereto, free and clear of all mortgages, liens, charges, security interests, adverse claims, pledges, encumbrances and demands whatsoever as follows:

                                           Number of            Percentage
                                            Company              of Issued
Name of Investing Shareholder               Shares              Company Shares

Delbert Jones                                      6,250             2.3%
William Fisch                                      6,250             2.3%
Betty M. Bogucki as custodian for
 the Children of Betty M. Bogucki                  2,500              .9%
Raymond & Betty Bogucki                           10,000             3.6%

TOTAL                                             25,000             9.1%

4.2 No person, firm or corporation has any agreement or option or any right or privilege (whether by law, pre-emptive or contractual) capable of becoming an agreement or option for the purchase from the Investing Shareholders of any of the Company Shares held by each of them.

4.3

     (a) The entering into of this agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any indenture, instrument or agreement, written or oral, to which the Investing Shareholders may be a party;

     (b) The entering into of this agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the Investing Shareholders, result in the violation of any law or regulation of the United States of America or of any state in which they are resident;

     (c) This agreement has been duly executed and delivered by the Investing Shareholders.


5.   COVENANTS, REPRESENTATIONS AND WARRANTIES
     OF THE PURCHASER

The Purchaser covenants with and represents and warrants to the Vendors and the Company as follows and acknowledges that the Vendors are relying upon such covenants, representations and warranties in entering into this agreement:


5.1 The Purchaser has been duly incorporated and organized, is validly existing and is in good standing under the laws of Nevada; it has the corporate power to own or lease its property and to carry on the Business; it is duly qualified as a corporation to do business and is in good standing with respect thereto in each jurisdiction in which the nature of the Business or the property owned or leased by it makes such qualification necessary; and it has or will have on the Closing Date all necessary licenses, permits, authorizations and consents to operate its Business in accordance with the terms of its Business Plan.

5.2  The directors and officers of the Purchaser are as follows:

        Name                                     Position

        Jan Wallace                        President & Director
        David Hunter                       Secretary & Director

5.3

     (a) The entering into of this agreement and the consummation of the transactions contemplated hereby will not result in the violation of any of the terms and provisions of the constating documents or bylaws of the Purchaser or of any indenture, instrument or agreement, written or oral, to which the Purchaser may be a party;

     (b) The entering into of this agreement and the consummation of the transactions contemplated hereby will not, to the best of the knowledge of the Purchaser, result in the violation of any law or regulation of the United States of America or California or of any municipal bylaw or ordinance to which the Purchaser or the Purchaser's business may be subject;

     (c)  This  agreement  has  been  duly  authorized,   validly  executed  and
          delivered by the Purchaser.

5.4  The Purchaser represents and warrants to the Vendors and the Company that

          (i) it is purchasing the Company's Shares for its own account, for investment purposes only, and not with a view to, or for resale in connection with any distribution of such shares; and

          (ii) it does not have any contract,  arrangement or understanding with
               the  Company  or  any  other   person  to   participate   in  the
               distribution of the Company's Shares.

5.5  Purchaser represents and warrants that:

          (i) Purchaser is a sophisticated venture capitalist and either experienced in, or knowledgeable with regard to, the business of the Company, or is capable, by reasons of its business and financial experience of evaluating the merits and risks of any investment in the Company's Shares;

          (ii) in evaluating the merits and risks of any investment in the Company's Shares, the Purchaser has not relied upon the Company or the Company's attorneys or advisors for legal or tax advice, and has, if desired, in all cases sought the advice of its own legal counsel and tax advisors; and

          (iii)the Purchaser is able to bear the economic risk of the investment in the Company's Shares and can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment in the Company's shares.

5.6  The Purchaser represents and warrants that it has been advised that:

          (i) the sale of the Company's Shares has not ben registered under the Securities Act of 1933 or registered or qualified under state securities laws, and the Shares may not be offered or sold unless the Shares are registered under the Securities Act or an exemption from the registration requirements of the Securities Act or applicable state securities laws if available; and

          (ii) the Purchaser may not offer or sell the Company Shares unless the Purchaser obtains the written consent of the Commissioner of Corporations of the State of California except s may be permitted under the

                           Commissioner's rules.

5.7  The Purchaser represents and warrants to the Vendors and the Company that:

          (i) it has reviewed the audited balance sheet as of October 31, 1995 of the Company;

          (ii) it has reviewed the Company's operations; and

          (iii)it has been afforded the opportunity to ask questions of the Company's officers and it has received satisfactory information concerning the business and financial condition of the Company in respect to all inquiries in respect thereof, and the Company's shares, and it has obtained any additional information which the Company and/or the Vendors possess or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished.

5.8 Notwithstanding the representations and warranties of the Principal Shareholders and the Company made herein, Purchaser represents and warrants that Purchaser has not and shall not rely upon any such representations or warranties of the Principal Shareholders and the Company, to warrant, expressly or by implication, matters concerning the future profitability of the Company, future sales, or future performance.

5.9 No claims shall be made by the Company or the Vendors against the Purchaser as a result of any misrepresentation or as a result of the breach of any covenant or warranty herein contained unless the aggregate loss or damage to the Company or the Vendors exceeds $50,000 and such claim is made within 12 months of closing.


6.                CONDITIONS OF CLOSING

6.1 All obligations of the Purchaser under this agreement are subject to the fulfilment, at or prior to the Closing Date, of the following conditions:

     (a) the respective representations and warranties of the Vendors and the Company contained in this agreement or in any Schedule hereto or certificate or other document delivered to the Purchaser pursuant hereto shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties had been made on and as of such date, regardless of the date as of which the information in this agreement or any such Schedule or certificate is given, and the Purchaser shall have received on the Closing Date certificates dated as of the Closing Date, in forms satisfactory to counsel for the Purchaser and signed under seal by the respective Vendors and by two senior officers of the Company to the effect that their respective representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificates and the closing of the transaction herein provided for shall not be a waiver of the respective representations and warranties contained in Articles 3 and 4 or in any Schedule hereto or in any certificate or document given pursuant to this agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of the Purchaser;

     (b) the Company shall have caused to be delivered to the Purchaser a certificate of an officer of the Company in form and substance satisfactory to the Purchaser, dated as of the Closing Date, to the effect that:

          (i) the Company owns, possesses and has good and marketable title to its undertaking, property and assets, and without restricting the generality of the foregoing, those assets described in the balance sheet included in the Company Financial Statements, free and clear of any and all mortgages, liens, pledges, charges, security interests, encumbrances, actions, claims or demands of any nature whatsoever and howsoever arising;

          (ii) the Company has been duly incorporated organized and is validly existing under the laws of California, it has the corporate power to own or lease its properties and to carry on its business that is now being conducted by it and is in good standing with respect to filings with the appropriate governmental authorities;

          (iii)the issued and authorized capital of the Company is as set out in this agreement and all of the issued and outstanding shares have been validly issued as fully paid and non-assessable;

          (iv) all necessary approvals and all necessary steps and corporate proceedings have been obtained or taken to permit the Company Shares to be duly and validly transferred to and registered in the name of the Purchaser; and

          (v) the consummation of the purchase and sale contemplated by this agreement, and specifically the transfer of the Company Shares to the Purchaser, will not be in breach of any laws of California or the United States of America and, in particular but without limiting the generality of the foregoing, the execution and delivery of this agreement by the Vendors and the Company has not breached and the consummation of the purchase and sale contemplated hereby will not be in breach of any laws of California or the United States or of any state in which a Vendor is resident or the Company carries on business;

               and, without limiting the generality of the foregoing, that all corporate proceedings of the Company, its shareholders and directors and all other matters which, in the reasonable opinion of counsel for the Purchaser, are material in connection with the transaction of purchase and sale contemplated by this agreement, have been taken or are otherwise favourable to the completion of such transaction.

          (c) At the Closing Date there shall have been no materially adverse change in the affairs, assets, liabilities, or financial condition of the Company or the Business (financial or otherwise) from that shown on or reflected in the Company Financial Statements.

          (d) No substantial damage by fire or other hazard to the Business shall have occurred prior to the Closing Date.

          (e) The Company shall have entered into an employment contract with Harold Saltzman obligating him to remain as Chief Executive Officer of the Company at a salary of $125,000 per year plus continuation of his present medical, dental and automobile benefits including spousal benefits, for a period of two years from closing renewable at the option of the Company for an additional one year.

6.2 In the event any of the foregoing conditions contained in paragraph 6.1 hereof are not fulfilled or performed at or before the Closing Date to the reasonable satisfaction of the Purchaser, the Purchaser may terminate this agreement by written notice to the Vendors and in such event the Purchaser shall be released from all further obligations hereunder but any of such conditions may be waived in writing in whole or in part by the Purchaser without prejudice to its rights of termination in the event of the non-fulfilment of any other conditions or conditions.

6.3 All obligations of the Vendors under this Agreement are subject to fulfilment, at or prior to the Closing Date, of the following conditions.

     (a) The respective representations and warranties of the Purchaser contained in this Agreement shall be substantially true and correct as of the date hereof and as of the Closing Date with the same force and effect as though such representations and warranties have been made on and as of such date, regardless of the date as of which the information in this Agreement is given, and the Vendors shall have received on the Closing Date the certificates dated as of the Closing Date, in form satisfactory to counsel for the Vendors and signed under seal by their Purchaser to the effect that their respective representations and warranties referred to above are true and correct on and as of the Closing Date with the same force and effect as though made on and as of such date, provided that the acceptance of such certificates and the closing of the transaction hereunder shall not be a waiver of the respective representations and warranties contained in
          Article 5 or any document given pursuant to this Agreement which covenants, representations and warranties shall continue in full force and effect for the benefit of Vendors.

     (b) The Purchaser shall have caused to be delivered to Vendors the certificate of an officer of the Purchaser in form and substance satisfactory to Vendors, dated as the Closing Date, to the effect that the matters described in article 5 have been satisfied in full.

6.4 In the event any of the foregoing conditions described in 6.3 are not fulfilled or performed at or before the Closing Date to the reasonable satisfaction of the Vendors, the Vendors may terminate this Agreement by written notice to the Purchaser and in such event Vendors shall be released from all future obligations hereunder provided however any of such conditions may be waived in writing in whole or in part by Vendors without prejudice to their rights of termination in the event of the non-fulfilment of any other conditions or terms.

7.                POST CLOSING

7.1 The parties agree that during the period from Closing until the earlier of the exercise by the Purchaser of the Option or two years from closing, the parties will cause their shares to be voted, and take such steps as may be necessary, to ensure that the board of directors of the Company shall consist of seven persons, three of which shall be nominated by the Purchaser and three of which shall be nominated by the Vendors. The remaining director shall be appointed by the mutual agreement of the Purchaser and the Vendors, or failing agreement, each of the Purchaser and the Vendor will propose a fifth director and the fifth director will be decided by an arbitrator appointed under the laws applicable to commercial arbitration in the State of California.


8.                CLOSING ARRANGEMENTS

8.1 The closing shall take place on the Closing Date at the offices of the Company.

8.2  On the Closing  Date,  upon  fulfilment  of all the  conditions  set out in
     Article 6 which have not been waived in writing by the Purchaser then:

     (a)  the Vendors shall deliver to the Purchaser:

          (i) certificates representing all the Company Shares duly endorsed in blank for transfer or with a stock power of attorney (in either case with the signature guaranteed by the appropriate official) with all eligible security transfer taxes paid;

          (ii) the certificates and officer's certificate or opinion referred to in paragraph 6.2;

          (iii)evidence satisfactory to the Purchaser and its legal counsel of the completion by the Company and the Vendors of those acts referred to in paragraph 6.2;

     (b) the Principal Shareholders and the Company shall cause the transfers of the Company Shares into the name of the Purchaser, to be duly and regularly recorded in the books and records of the Company;

     (c) the Purchaser shall deliver to the Vendors bank drafts or certified cheques in respect of the Purchase Price.


9.                RESTRICTIONS ON TRANSFERABILITY


9.1 The Purchasers shall not sell, transfer, assign, pledge, hypothecate, or otherwise dispose of the Company Shares unless:

     (i) the Company Shares have been registered under the Securities Act of 1933 and qualified under applicable state laws; or

     (ii) the Company and the Vendors have received an opinion of counsel, reasonably satisfactory to them, stating the contemplated disposition of the Company Shares is exempt from the registration requirements of such Act and regulations of the Securities and Exchange Commission thereunder and applicable state securities laws and the rules and regulations of any state securities agencies thereunder, and a copy of the written consent of the Commissioner of Corporations of the State of California to the contemplated disposition of the Company Shares or an opinion of counsel, reasonably satisfactory to the Company and the Vendors, stating that such written consent is not required.

9.2 The certificates evidencing the Company Shares shall bear on their face a legend, prominently stamped or printed thereon in capital letter of not less than 10-point size, reading as follows:

"IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

9.3  The  certificates  evidencing  the  Company  Shares  shall  be  stamped  or
     otherwise   imprinted   on  their  face  with  an   additional   legend  in
     substantially the following form:

"The transfer of the Shares represented by this certificate is subject to the conditions specified in Section ______ of the Share Purchase Agreement dated the _______ day of ______________, 199___, and no transfer of such shares shall be valid or effective until such conditions have been fulfilled. As set forth in Section ____, among other things, such shares have not been registered under the Securities Act of 1933 or qualified under any state securities laws. The shares represented by this certificate may not be sold or transferred in the absence of
(A) an  effective  registration  statement  for the  shares  under  such  Act or
qualification   under  such  laws  or  (B)  an  opinion  of  counsel  reasonably satisfactory to the Company and the vendors that such registration and qualification are, in the circumstances, not required, and the written consent of the California Commissioner of Corporations or an opinion of counsel reasonably satisfactory to the Company and the Vendors that such written consent is not required."


10.               GENERAL PROVISIONS

10.1 Time shall be of the essence of this Agreement.

10.2 This Agreement contains the whole Agreement between the parties hereto in respect of the purchase and sale of the Company Shares and there are no warranties, representations, terms, conditions or collateral agreements expressed, implied or statutory, other than as expressly set forth in this agreement. The parties acknowledge that no agent, broker or person was or is authorized to make any written or oral representations or warranties except those representations and warranties expressly set forth herein. Any such purported representation or warranty hot contained herein may not be relied upon and will be of no force and effect upon the parties. This Agreement may only be amended, modified, altered or revised in a writing duly executed by all parties to the Agreement.

10.3 Subject to the provisions of paragraph 3.31, this Agreement shall enure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns. The Company Shares herein acquired by Purchaser shall contain a legend that the Company Shares received are subject to all existing restrictions including restrictions imposed by federal requirements, California law, and the rights of the Vendors and Purchaser as set forth in paragraph 2A.2 above. The Purchaser may not assign this Agreement prior to the consummation of the purchaser of fifty percent (50%) of the Company Shares by Purchaser. Thereafter, Purchaser may not assign this Agreement without the consent of the Principal Shareholders and the Company, however consent shall not be unreasonably withheld.


10.4 Any notice to be given under this agreement shall be duly and properly given if made in writing and by delivering or telecopying the same to the addressee at the address as set out on page one of this agreement. Any notice given as aforesaid shall be deemed to have been given or made on, if delivered, the date on which it was delivered or, if telecopied, on the next business day after it was telecopied. Any party hereto may change its address for notice from time to time by notice given to the other parties hereto in accordance with the foregoing.

10.5 This agreement may be executed in one or more counter-parts, each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

10.6 This agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California and each of the parties hereto irrevocably attorns to the jurisdiction of the Courts of the State of California

10.7 Notwithstanding any provision in the agreement to the contrary, the Purchaser expressly acknowledges, understands and agrees that, except in the case of a breach of paragraph 2A.1 of this Agreement, the Principal Shareholders', the Company's and the Investing Shareholders' maximum liability to the Purchaser, including without limitation, any alleged liability for damages, attorney's fees and costs, arising out of or related to the contemplated transactions, the Business carried out by the Company, the default in the provisions of the Agreement to be performed by the Principal Shareholders, the Investing Shareholders, or the Company, or otherwise, shall be limited to the amount equal to the actual monies paid to the respective Principal Shareholders, Investing Shareholders, or the Company for the Company Shares being acquired. The parties initial set forth adjacent to this paragraph acknowledge the parties negotiation and express agreement to the foregoing provision limiting liability as herein described.

10.8 In the event of a dispute arising under or pertaining to this Agreement, such dispute shall be submitted to JAMS Endispute ("JAMS") for binding arbitration. The parties may agree on a retired judge from the JAMS panel at the Los Angeles, California office. If they are unable to agree within twenty (20) days, JAMS will provide a list of three (3) available judges and each party may strike one (1). The remaining judge will serve as the sole arbitrator at the arbitration and shall render an award in accordance with the laws, rules and governing principles of California law through proceedings conducted at Los Angeles. A party wishing to commence arbitration may commence the procedure by sending written notice of the intention to arbitrate by registered or certified mail to all parties and to JAMS. The notice must provide a description of the dispute, the amount involved and the remedy sought. The hearing and the rights of the parties in connection with the arbitration shall be subject to the JAMS streamlined Arbitration Rules and Procedures, a copy of which is attached hereto as Exhibit "G". The prevailing party in the arbitration shall be entitled to recover attorney's fees and costs. Upon rendering the decision, the Award of the Arbitrator shall be judicially enforced by Judicial Decree in accordance with prevailing law.

10.9 Notwithstanding any provision herein to the contrary, the attorney fees and accounting fees incurred by the Vendors and/or the Company in connection with or pertaining to the contemplated transaction and this Agreement shall be charged to and paid by the Company either before or after the closing of the transaction. Following the consummation of the transaction, any additional attorney fees or accounting fees incurred by the Company as a direct result of public recording requirements of the Purchaser, including without limitation, the costs and expense of preparation and the filing of public reports or compliance with public reporting requirements of the Purchaser shall be reimbursed by the Purchaser to the Company upon request.

IN WITNESS WHEREOF the parties hereto have executed this agreement as of the day and year first above written.


SIGNED, SEALED AND DELIVERED
BY HAROLD & PHYLLIS SALTZMAN,
TRUSTEES FOR THE HAROLD AND
PHYLLIS SALTZMAN TRUST in the
presence of:                            __________________________
                                        Signature



Signature


Name


Address

SIGNED, SEALED AND DELIVERED
BY DELBERT JONES
in the presence of:

                                        ---------------------------
                                        Signature

Signature


Name


Address






SIGNED, SEALED AND DELIVERED
BY WILLIAM FISCH
in the presence of:

                                        ------------------------------
                                        Signature

Signature


Name


Address

SIGNED, SEALED AND DELIVERED
BY BETTY M. BOGUCKI AS
CUSTODIAN FOR THE CHILDREN OF
BETTY M. AND RAYMOND BOGUCKI
in the presence of:
                                             ----------------------------
                                             Signature


Signature


Name


Address





SIGNED, SEALED AND DELIVERED
BY BETTY M. BOGUCKI AND
RAYMOND BOGUCKI
in the presence of:
                                             -----------------------------
                                             Signature


Signature                                    _____________________________
                                             Signature

Name


Address

THE COMMON SEAL OF
DYNAMIC ASSOCIATES, INC.
was hereunto affixed in the
presence of:

                                             c/s


Authorized Signatory



Authorized Signatory



THE COMMON SEAL OF
P&H LABORATORIES, INC.
was hereunto affixed in the
presence of:

                                             c/s


Authorized Signatory



Authorized Signatory

                                  SCHEDULE "A"

                        to that Share Purchase Agreement
                   dated as of the 28th day of February, 1996.

                          COMPANY FINANCIAL STATEMENTS


                                  SEE ATTACHED.

                                                     CONTENTS


                                                                          Page

INDEPENDENT AUDITOR'S REPORT                                                1

FINANCIAL STATEMENTS

   Balance Sheet
   As of October 31, 1995                                                 2-3

   Statements of Income and Retained Earnings
   For the Ten Months Ended
   October 31, 1995                                                         4

   Statements of Cash Flows
   For the Ten Months Ended
   October 31, 1995                                                       5-6

   Notes to Financial Statements
   As of October 31, 1995                                                7-11

SUPPLEMENTAL INFORMATION

   Schedule of Cost of Goods Sold
   For the Ten Months Ended
   October 31, 1995                                                        12

   Schedule of Selling, General, and Administrative Expenses
   For the Ten Months Ended
   October 31, 1995                                                        13

                          INDEPENDENT AUDITOR'S REPORT



To the Board of Directors
P & H Laboratories
Simi Valley, California


Members of the Board:

We have audited the accompanying balance sheet of P & H Laboratories as of October 31, 1995. This financial statement is the responsibility of the Company's management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Because we were not engaged to audit the statements of income and retained earnings, and cash flows, we did not extend our auditing procedures to enable us to express an opinion on results of operations and cash flows for the ten months ended October 31, 1995. Accordingly, we express no opinion on them.

In our opinion, the balance sheet referred to in the first paragraph presents fairly, in all material respects, the financial position of P & H Laboratories as of October 31, 1995, in conformity with generally accepted accounting principles.

Our audit was made for the purpose of forming an opinion on the balance sheet referred to above. The accompanying supplemental information on pages 12 and 13 is presented for the purpose of additional analysis and is not a required part of the basic financial statements. Because we were not engaged to audit this information, we did not extend our auditing procedures to enable us to express an opinion on it. Accordingly, we express no opinion on this information.



/s/  Singer, Lewak, Greenbaum & Goldstein
ACCOUNTANTS, A PROFESSIONAL CORPORATION
Los Angeles, California
November 29, 1995

                               P & H LABORATORIES
                                  BALANCE SHEET
                             As of October 31, 1995


                                     ASSETS


CURRENT ASSETS
   Cash and cash equivalents (Note 3)                                                            $        890,001
   Accounts receivable, net of allowance for
       doubtful accounts of $20,000 (Notes 4 and 5)                                                       354,987
   Inventories (Notes 2 and 4)                                                                            809,764
   Receivable from officer (Note 8)                                                                        30,300
   Prepaid expenses and other current assets                                                                4,080
   Deferred income tax                                                                                     77,000
                                                                                                 ----------------

         TOTAL CURRENT ASSETS                                                                           2,166,132
                                                                                                 ----------------
MACHINERY AND EQUIPMENT (Note 2)
   Machinery and equipment                                                                              1,350,501
   Furniture and fixtures                                                                                 195,603
   Leasehold improvements                                                                                       -
                                                                                                 ----------------

                                                                                                        1,546,104
   Less accumulated depreciation and amortization                                                      (1,386,904)
                                                                                                 ----------------
                                                                                                          159,200

PROPERTY UNDER CAPITAL LEASES (Note 2)
   Equipment                                                                                               59,315
   Less accumulated depreciation                                                                          (44,458)
                                                                                                 ----------------
                                                                                                           14,857
                                                                                                 ----------------
OTHER ASSETS
   Deposits                                                                                                21,315
                                                                                                 ----------------

       TOTAL ASSETS                                                                              $      2,361,504
                                                                                                 ================

The accompanying notes are an integral part of these financial statements.

                      LIABILITIES AND STOCKHOLDERS' EQUITY



CURRENT LIABILITIES
   Accounts payable and accrued expenses (Note 8)                                                $        305,692
   Income taxes payable (Note 2)                                                                          170,205
   Current portion of long-term debt (Note 4)                                                              85,020
   Current portion of capital lease obligation (Note 2)                                                     2,590
                                                                                                 ----------------

         TOTAL CURRENT LIABILITIES                                                                        563,507

LONG-TERM DEBT, Net of current portion above (Note 4)                                                     180,724

DEFERRED INCOME TAX (Note 2)                                                                               48,000
                                                                                                 ----------------

         TOTAL LIABILITIES                                                                                792,231
                                                                                                 ----------------
COMMITMENT (Note 6)

STOCKHOLDERS' EQUITY
   Common stock, $.10 par value;
       5,000,000 shares authorized,
       275,000 shares issued and outstanding                                                               27,500
   Additional paid-in capital                                                                              22,500
   Retained earnings                                                                                    1,519,273
                                                                                                 ----------------

         TOTAL STOCKHOLDERS' EQUITY                                                                     1,569,273
                                                                                                 ----------------




         TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                              $      2,361,504
                                                                                                 ================


The accompanying notes are an integral part of these financial statements.

                   P & H LABORATORIES STATEMENT OF INCOME AND
           RETAINED EARNINGS For the Ten Months Ended October 31, 1995
                       (See Independent Auditor's Report)

                                    UNAUDITED

                                                                                                        % of
                                                                                                         Net
                                                                                 Amount                 Sales

NET SALES (Note 5)                                                         $        3,035,519               100.0%

COST OF GOODS SOLD (Schedule)                                                       1,914,922                63.1
                                                                           ------------------    ----------------

   GROSS PROFIT                                                                     1,120,597                36.9

SELLING, GENERAL, AND ADMINISTRATIVE
   EXPENSES (Schedule)                                                                716,859                23.6
                                                                           ------------------    ----------------

INCOME FROM OPERATIONS                                                                403,738                13.3
                                                                           ------------------    ----------------

OTHER INCOME (EXPENSE)
   Interest income                                                                     18,711                 0.6
   Interest expense                                                                   (19,610)               (0.6)
                                                                           ------------------    ----------------

       TOTAL OTHER INCOME (EXPENSE)                                                      (899)                  -
                                                                           ------------------    ----------------

INCOME BEFORE PROVISION FOR INCOME TAXES                                              402,839                13.3

PROVISION FOR INCOME TAXES (Note 2)
   Current                                                                            190,000                 6.3
   Deferred                                                                           (29,000)               (1.0)
                                                                           ------------------    ----------------

                                                                                      161,000                 5.3
                                                                           ------------------    ----------------

NET INCOME                                                                            241,839                 8.0%
                                                                                                 ================

RETAINED EARNINGS - January 1, 1994                                                 1,277,434
                                                                           ------------------

RETAINED EARNINGS - October 31, 1995                                       $        1,519,273
                                                                           ==================


The accompanying notes are an integral part of these financial statements.

                               P & H LABORATORIES
                             STATEMENT OF CASH FLOWS
                    For the Ten Months Ended October 31, 1995
                       (See Independent Auditor's Report)

                                    UNAUDITED


CASH FLOWS FROM OPERATING ACTIVITIES
   Cash received from customers                                                                  $      3,326,095
   Cash paid to suppliers and employees                                                                (2,602,913)
   Interest income received                                                                                18,711
   Interest expense paid                                                                                  (19,847)
   Income taxes received                                                                                    7,292
   Income taxes paid                                                                                      (43,460)
                                                                                                 ----------------

       NET CASH PROVIDED BY OPERATING ACTIVITIES                                                          685,878
                                                                                                 ----------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Purchase of property and equipment                                                                      (7,513)

CASH FLOWS FROM FINANCING ACTIVITIES
   (Decrease) in book overdraft                                                                            (8,905)
   Principal payments on long-term debt                                                                   (53,622)
   Borrowings on long-term debt                                                                            81,700
   Principal payments on capital lease obligation                                                         (10,358)
                                                                                                 ----------------

       NET CASH PROVIDED BY FINANCING ACTIVITIES                                                            8,815
                                                                                                 ----------------

         NET INCREASE IN CASH DURING PERIOD                                                               687,180

CASH AND CASH EQUIVALENTS - Beginning of Period                                                           202,821
                                                                                                 ----------------

CASH AND CASH EQUIVALENTS - End of Period                                                        $        890,001
                                                                                                 ================

The accompanying notes are an integral part of these financial statements.

                               P & H LABORATORIES
                       STATEMENT OF CASH FLOWS (Continued)
                    For the Ten Months Ended October 31, 1995
                       (See Independent Auditor's Report)

                                    UNAUDITED


RECONCILIATION OF NET INCOME TO NET CASH
   PROVIDED BY OPERATING ACTIVITIES
       Net income                                                                                $        241,839
       Adjustments to reconcile net income to net cash provided
            by operating activities:
                Depreciation                                                                               42,698
                Deferred income tax                                                                       (29,000)
       (Increase) decrease in:
                Inventories                                                                              (138,467)
                Accounts receivable                                                                       406,228
                Prepaid expenses and other current assets                                                    (950)
                Insurance receivable                                                                       63,001
                Other assets                                                                               10,320
       Increase (decrease) in:
                Accounts payable and accrued expenses                                                      52,029
                Customer refund payable                                                                  (115,652)
                Income tax payable                                                                        153,832
                                                                                                 ----------------

                    NET CASH PROVIDED BY OPERATING ACTIVITIES                                    $        685,878
                                                                                                 ================


The accompanying notes are an integral part of these financial statements.

                               P & H LABORATORIES
                          NOTES TO FINANCIAL STATEMENTS
                             As of October 31, 1995
                       (See Independent Auditor's Report)




NOTE 1 - BUSINESS ACTIVITY

          The Company is a California corporation that manufactures highly technologically advanced microwave components and subsystems for the communications and aerospace industries. The Company grants credit to its customers, substantially all of whom are located in the United States.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         Inventories

          Inventories are stated at the lower of cost (first-in, first-out) or market. At October 31, 1995, inventories are comprised of the following:

                    Raw materials                           $        214,777
                    Work in process                                  594,987
                                                            ----------------

                                                            $        809,764
                                                            ================

         Property and Equipment

          Property and equipment are stated at cost. The Company provides for depreciation and amortization using the straight-line and accelerated methods over the estimated useful lives of the principal classes of property, as follows:

                    Machinery and equipment                            8 years
                    Furniture and fixtures                             8 years
                    Leasehold improvements                            10 years

        Warranty Costs

          The Company provides, by a current charge to income, an amount it estimates will be needed to cover future warranty obligations for products sold during the year. The accrued liability for warranty costs is included in "Accounts payable and accrued expenses" in the accompanying balance sheet.

                               P & H LABORATORIES
                          NOTES TO FINANCIAL STATEMENTS
                             As of October 31, 1995
                       (See Independent Auditor's Report)




NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

         Income Taxes

          Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences, and operating loss carryforwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion of all of the deferred tax assets will not be realized. The valuation allowance at October 31, 1995 was zero. Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment. For the ten months ended October 31, 1995, temporary differences arose primarily from California net operating loss carryforward and differences in the timing of recognizing expenses for financial reporting and income tax purposes. Such differences include depreciation, bad debt allowances, and various accrued operating expenses.

          At October 31, 1995, the Company had approximately $90,000 in state net operating loss carryforwards available to offset future state taxable income through the year 2000.

         Property Under Capital Leases

          The Company leases equipment under non-cancelable leases that are classified as capital leases. The leased equipment has been capitalized, and the related obligations have been recorded at the fair value of the asset at the inception of the lease. The leased equipment is depreciated using the accelerated method over a period of eight years, and interest expense is recognized over the term of the lease. Depreciation expense of $3,910 related to assets under capital leases are included with other depreciation.


NOTE 3 - CASH AND CASH EQUIVALENTS

          For purpose of reporting cash flows, the Company considers all highly-liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

                               P & H LABORATORIES
                          NOTES TO FINANCIAL STATEMENTS
                             As of October 31, 1995
                       (See Independent Auditor's Report)




NOTE 3 - CASH AND CASH EQUIVALENTS (Continued)

          The Company maintains its cash balances in two banks located in Southern California. The balances at each bank are insured by the Federal Deposit Insurance Corporation up to $100,000. As of October 31, 1995, the uninsured portion of the balances held at these banks aggregated to $499,450.

NOTE 4 - LONG-TERM DEBT

 Notes payable - S.B.A.  Payable in monthly installments
      of $4,675, including interest at 4%.  Payments begin
      June 1995.  Debt matures June 2010 and is guaranteed
      by the Company's president/stockholder.  These notes
      are subordinated to the bank note.                         $      106,548

 Note payable - bank. Payable in monthly installments of
      $3,317 plus interest at prime plus 1% per annum and
      is  secured  by  accounts  receivable,  other
      rights to payment, general intangibles, inventory, and
      equipment. Debt matures October 1999.                             159,196

                                                                        265,744
 Less current portion                                                    85,020
                                                                 --------------
                                                                 $      180,724
                                                                 ==============
          Scheduled maturities of these obligations are as follows:

                    Year ending October 31,
                         1996                                    $       85,020
                         1997                                            48,187
                         1998                                            48,528
                         1999                                            48,864
                         2000                                             9,449
                         Thereafter                                      25,696
                                                                 --------------

                                                                 $      265,744
                                                                 ==============

                               P & H LABORATORIES
                          NOTES TO FINANCIAL STATEMENTS
                             As of October 31, 1995
                       (See Independent Auditor's Report)




NOTE 5 - MAJOR CUSTOMERS

          During the ten months ended October 31, 1995, sales to three customers represented 23.05%, 17.17% and 14.95% of total sales, respectively. As of October 31, 1995, accounts receivable from these three customers totaled $256,846.

NOTE 6 - COMMITMENT

          Operating Lease

          The Company leases its facility from the principal stockholder under an operating lease that requires minimum monthly payments of $15,164. The term of the lease is for two years and two months expiring February 28, 1998. The lease specifies that the Company is obligated to pay real property taxes, insurance, and utility bills.

          As of October 31, 1995, future minimum lease payments are as follows:

                    Year ending October 31,
                         1996                          $     181,968
                         1997                                181,968
                         1998                                 30,328
                                                       -------------

                                                       $     394,264
                                                       =============
          Rent expense for the ten months ended October 31, 1995 was $163,771.

                               P & H LABORATORIES
                          NOTES TO FINANCIAL STATEMENTS
                             As of October 31, 1995
                       (See Independent Auditor's Report)




NOTE 7 - 401(K) SAVINGS PLAN

          Employees of the Company may participate in a 401(K) savings plan whereby the employees may elect to make contributions pursuant to a salary reduction agreement upon meeting age and length-of-service requirements. Matching contributions by the Company are discretionary. No matching contributions were made for the ten months ended October 31, 1995.


NOTE 8 - RELATED PARTY TRANSACTIONS

          Included in accounts payable and accrued expenses is accrued bonus of $50,000 to an officer/stockholder.

          Included in accounts payable and accrued expenses is accrued rent of $12,130 to an officer/stockholder.

          The receivable from the officer/stockholder is non-interest bearing and is due when certain documentation is received from a government agency.

                               P & H LABORATORIES
                          NOTES TO FINANCIAL STATEMENTS
                             As of October 31, 1995
                       (See Independent Auditor's Report)




                            SUPPLEMENTAL INFORMATION

                               P & H LABORATORIES
                         SCHEDULE OF COST OF GOODS SOLD
                    For the Ten Months Ended October 31, 1995
                       (See Independent Auditor's Report)

                                    UNAUDITED

                                                                    % of
                                                                     Net
                                              Amount                Sales

Beginning inventory                     $         671,297                  22.1%
Depreciation and amortization                      36,744                   1.2
Employee benefits                                  51,766                   1.7
Equipment rental                                      400                     -
Insurance                                          32,356                   1.1

Janitorial                                          8,707                   0.3
Labor - direct                                    596,051                  19.6
Labor - indirect                                  439,999                  14.5
Outside services                                   11,204                   0.4
Payroll taxes                                      90,234                   3.0
Purchases                                         511,492                  16.9

Rent                                              131,017                   4.3
Repairs and maintenance                            31,076                   1.0
Supplies                                           76,128                   2.5
Taxes and licenses                                 13,912                   0.5

Utilities                                          22,303                   0.7
                                        -----------------     -----------------

       Total goods available for sale           2,724,686                  89.8

Less ending inventory                             809,764                  26.7
                                        -----------------     -----------------

             TOTAL COST OF GOODS SOLD   $       1,914,922                  63.1%
                                        =================     =================

                               P & H LABORATORIES
            SCHEDULE OF SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES
                    For the Ten Months Ended October 31, 1995
                       (See Independent Auditor's Report)

                                    UNAUDITED


                                                                       % of
                                                                        Net
                                                  Amount                Sales

Automobile and delivery                     $          17,041     $       0.6%
Bad debt                                               10,187             0.3
Bank charges                                            6,576             0.2
Business travel                                         9,916             0.3
Commissions                                           110,204             3.6

Depreciation and amortization                           5,955             0.2
Dues and subscriptions                                  1,228               -
Employee benefits                                      12,942             0.4
Insurance                                               8,089             0.3
Janitorial                                              2,177             0.1

Litigation settlement                                  35,000             1.2
Miscellaneous                                           7,399             0.2
Office expense                                         13,265             0.4
Payroll taxes                                          22,765             0.7
Postage                                                 1,761             0.1

Professional fees                                     106,707             3.5
Rent                                                   32,753             1.1
Repairs and maintenance                                23,750             0.8
Salaries                                              267,161             8.8
Taxes and licenses                                      5,083             0.2

Telephone                                              11,324             0.4
Utilities                                               5,576             0.2
                                            -----------------     -----------

    TOTAL SELLING, GENERAL, AND
    ADMINISTRATIVE EXPENSES                 $         716,859            23.6%
                                            =================     ===========

                                  SCHEDULE "B"

                        to that Share Purchase Agreement
                   dated as of the 28th day of February, 1996.

             EMPLOYMENT, SERVICE & PENSION AGREEMENTS OF THE COMPANY

1.   J.D. Landscape Maintenance Service Agreement (Month to month);

2. Accurate Office Products Service Agreement (3) dated 9-28-95 (Expiration April 12, 1996);

3. Magnum Janitorial Contract re: janitorial service for the Premises dated 11/21/91 (Month to month);

4.   Marshall Alarm Service Agreement dated 8/22/94 (Month to month;

5.   Portable Storage Corp. Rental Agreement dated 8/22/94 (Month to month);

6.   Digital   Telecommunications,   Corp.   service   Agreement   dated  9/1/95
     (Expiration August 20, 1996; option + 2 years);

7. Baker Security Systems, Inc. Patrol Service Agreement dated 10/24/94 (Month to month);

8. Vnmark Software (formerly Prime) Service Agreement dated 2-21-92 (Month to month);

9.   Computer U.S.A. (formerly Prime) Agreement (Month to month);

10. Data Works (formerly Madic-Compufact) Software Maintenance Contract (Month to month)

11.  Public Storage Investors Rental Agreement dated 10/5/88 (Month to month);

12.  Lincoln   National  Life  Insurance   Company   Annuity   Contract   (401K)
     Plan-effective November 27, 1991 (Month to month; see contract for cancellation conditions);

     Termination conditions of "month to month" agreements require written 30 or 60 day termination notification.

                                  SCHEDULE "C"

                        to that Share Purchase Agreement
                   dated as of the 28th day of February, 1996.

                      REAL PROPERTY & LEASES OF THE COMPANY


1. Standard Industrial Lease dated August 1, 1990, as amended by First Amendment dated December 5, 1995, by and between Harold Saltzman and Phyllis Saltzman and the Company for the Premises located at 4496 Runway St., Simi Valley, CA 93062. (Expiration date February 28, 1998);

2. Automobile Lease re: H. Saltzman Automobile re: Smart Lease GMAC Account No. 02383. (Expiration date May 30, 1996);

3.   (See Rental Lease described in Schedule "B").

                                  SCHEDULE "D"

                        to that Share Purchase Agreement
                   dated as of the 28th day of February, 1996.

                      ENCUMBRANCES ON THE COMPANY'S ASSETS

1. Promissory Note in favor of California United Bank executed by the Company in the original principal amount One Hundred Ninety-Nine Thousand Dollars ($199,000.00) dated October 11, 1994 secured by a UCC-1 Financing Statement on the assets of the Company therein described and as described in the loan documentation. (Balance of $159, 196.00 as of October 31, 1995);

2. SBA loan number EIDL 70328530-03 executed by the Company in the original principal amount of One Hundred Eleven Thousand Dollars ($111,000.00) dated June 2, 1994 secured by a UCC-1 Financing Statement on the assets of the Company therein described, secured by the other SBA Deeds of Trust given on the other SBA loans described herein and as otherwise secured as described in the loan documentation. (Balance of $69,386.13 as of October 31, 1995);

3. SBA loan number DLH 70326930-03 executed by Harold Saltzman and Phyllis Kay Saltzman in the original principal amount of Thirty Thousand Three Hundred Dollars ($30,300.00) dated June 2, 1994 whereby the borrower Harold Saltzman and Phyllis K. Saltzman have pledged as additional collateral among other matters, the SBA Deeds of Trust given on the other SBA loans described herein and as otherwise secured as described in the loan documentation;

4. SBA loan number DLB 70092130-01 executed the Company in the original principal amount of Four Hundred Seventy Thousand Eight Hundred Dollars ($470,800.00) secured by a UCC-1 Financing Statement on the assets of the Company therein described, secured by the other SBA Deeds of Trust given on the other SBA loans described herein and as otherwise secured as described in the loan documentation. (Balance of $37,161.76 as of October 31, 1995);

5. SBA loan number DLB 70327830-06 executed by Harold Saltzman and Phyllis Kay Saltzman in the original principal amount of Two Hundred Seventy-Four Thousand One Hundred Dollars ($274,100.00) whereby the borrower Harold Saltzman and Phyllis K. Saltzman have pledged as additional collateral among other matters, the SBA Deeds of Trust given on the other SBA loans described herein and as otherwise secured as described in the loan documentation.

THE ABOVE CONTAINS ONLY A SUMMARY OF THE ENCUMBRANCES AGAINST THE ASSETS OF THE COMPANY AND PURCHASER IS ADVISED TO REVIEW THE ACTUAL LOAN DOCUMENTATION AND SECURITY DOCUMENTS HEREIN DESCRIBED TO DETERMINE THE SCOPE AND EXTENT OF THE ENCUMBRANCES.

                                  SCHEDULE "E"

                        to that Share Purchase Agreement
                   dated as of the 28th day of February, 1996.

                               COMPANY LITIGATION




                                      NONE.

                                  SCHEDULE "F"

                        to that Share Purchase Agreement
                   dated as of the 28th day of February, 1996.

                  REGISTERED TRADEMARKS, TRADE NAMES & PATENTS
                                 OF THE COMPANY



                                      NONE.

                                  SCHEDULE "G"

                        to that Share Purchase Agreement
                   dated as of the 28th day of February, 1996.

                                ARBITRATION RULES


                                  SEE ATTACHED.

                             MEMORANDUM OF AGREEMENT


RE: Share Purchase Agreement dated February 28, 1996 as amended (re: the "Purchase Agreement")

This will confirm our agreement with respect to the closing of the Purchase Agreement. The undersigned have agreed that notwithstanding that the Purchase Agreement requires the payment to the Vendors of $1,000,000. at closing, the parties have agreed to close in escrow on the following basis:

     a.   the Purchaser will pay $300,000 to the Vendors;

     b. the Purchaser will issue a post dated cheque for $700,000, payable May 4, 1996. (the "Post Dated Cheque");

     c.   the Purchaser will pay $12,756.15 for interest to todays date;

     d. the Vendors will endorse the share certificates in blank for transfer to the Purchaser on payment of the Post Dated Cheque and will deliver the same to Ray Bogucki, Attorney at Law ("the Escrow Agent") and hereby instruct the Escrow Agent to deliver the same to the Company to obtain appropriate certificates in the name of the Purchaser upon confirmation of payment of the Post Dated Cheque;

     e. the Vendors will repay to the Purchaser the deposit of $30,000 which was paid by the Purchaser on signing of the Purchase Agreement;

     f. in the event that the Purchaser's bank shall fail to honor the Post Dated Cheque on it's presentment for payment, the Purchaser shall forfeit as liquidated damages the $300,000 paid today and shall not be entitled to any right title or interest in the shares of the Company, nor any other rights and remedies pursuant to the Purchase Agreement or otherwise;

     g. Messrs. Kaftal, Anderson, and Moll shall deliver to the Escrow Agent undated resignations as directors of the company and hereby instruct the Escrow agent to date and deliver the resignations to the company should the Purchaser's bank fail to honor the post dated cheque;

     h. the provisions of paragraphs 10.2, 10.5, 10.8, and 10.9 of the Purchase Agreement shall apply mutatis mutandus to this agreement.

The undersigned hereby confirm the terms of closing of the Purchase Agreement as set out above and agree that in the event of a conflict between the above and the Purchase Agreement, the above provisions shall govern.

Dated at Simi Valley, California, this 23rd day of April 1996.

Dynamic Associates, Inc.                 P&H Laboratories, Inc.


per                                      per





Ray Bogucki in his capacity
as Escrow Agent

Jones Family Trust

per
Delbert Jones


William Fisch

Betty M. Bogucki as Custodian for the children of Betty M. and Raymond Bogucki


Betty M. Bogucki



Raymond Bogucki



Betty M. Bogucki

Harold & Phyllis Saltzman Family Trust


per
Harold Saltzman

Phyllis Saltzman by her Attorney In Fact Harold Saltzman



Ed Kaftal



Harold Moll



Logan Anderson